UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 3, 2014

Umpqua Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation)	001-34624 (Commission File Number)	93-1261319 (IRS Employer Identification No.)

One SW Columbia, Suite 1200
Portland, Oregon 97258
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (503) 727-4100

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

Secondary Offering

On November 3, 2014, Umpqua Holdings Corporation (the “Company”) announced the commencement of a secondary public offering of 31,190,716 shares of the Company’s common stock by certain funds affiliated with Thomas H. Lee Partners, L.P., Warburg Pincus Private Equity X, L.P. and Warburg Pincus X Partners, L.P and an affiliate of Barclays Capital Inc. (the “Offering”).  The Company itself is not selling any shares and will not receive any proceeds from the Offering.

On November 3, 2014, the Company issued a press release announcing the commencement of the Offering.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act or under the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated November 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Umpqua Holdings Corporation

Date: November 3, 2014	By:	/s/ Andrew H. Ognall
		Name:	Andrew H. Ognall
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated November 3, 2014